Exhibit 10.8

Letter of Consent

I, Yu Jianhong (ID Card No: ***), am the lawful spouse of Hanfeng Chi (ID Card No: ***), and on this 24th day of June, 2020 hereby provide this Letter of Consent unconditionally and irrevocably as follows with respect to the equity of Tianjin Hongen Perfect Future Education Technology Co., Ltd. (the “Company”) held by Hanfeng Chi:

I am informed that:

(1)    The entire equity held by Hanfeng Chi in the Company will be settled in accordance with the Exclusive Call Option Agreement dated June 24, 2020, the Equity Pledge Agreement dated June 24, 2020 and the Exclusive Management Services and Business Cooperation Agreement dated June 24, 2020 signed by Hanfeng Chi, the Company, other shareholders of the Company and Tianjin Hongen Perfect Future Education Technology Co., Ltd. (“WFOE”). Such equity is under the control of WFOE;

(2)    The entire equity held by Hanfeng Chi in the Company will be settled in accordance with the Power of Attorney issued by Hanfeng Chi to WFOE on June 24, 2020,

I confirm that I am aware of and agree to the signing of the aforesaid Exclusive Call Option Agreement, Equity Pledge Agreement, Exclusive Management Services and Business Cooperation Agreement and Power of Attorney (hereinafter collectively referred to as the “Transaction Documents”) by Hanfeng Chi and the disposal of the corresponding equity of the Company in accordance with the requirements of the Transaction Documents. I undertake neither to take any action at any time to hinder the disposal of the above equity, nor to claim any rights in regard to the above equity, including but not limited to claiming that the above equity of the Company is attributed to me and Hanfeng Chi as common property of husband and wife.

I further confirm that Hanfeng Chi needs no further authorization or consent from me for the fulfillment of all the above Transaction Documents and the further modification or termination of any of the Transaction Documents. I undertake to sign all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are properly implemented.

I agree and undertake that I shall be bound by the Transaction Documents (as amended from time to time) and subject to the obligations under the Transaction Documents (as amended from time to time) as a shareholder of the Company if I, for any reason, have acquired any equity of the Company, and for this purpose, under the request of WFOE, I shall sign a series of written documents with basically the same format and content as the Transaction Documents (as amended from time to time). I further undertake and guarantee that I shall in no circumstances, whether directly or indirectly, proactively or passively, take any action or make any claim or litigation with a contradicting intention against the above arrangements.

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(This page is the signature page of the Letter of Consent)

Yu Jianhong

/s/ Yu Jianhong

Letter of Consent

I, Zhang Yuehong (ID Card No: ***), am the lawful spouse of Tian Liang (ID Card No: ***), and on this 24th day of June, 2020 hereby provide this Letter of Consent unconditionally and irrevocably as follows with respect to the equity of Tianjin Hongen Perfect Future Education Technology Co., Ltd. (the “Company”) held by Tian Liang:

I am informed that:

(1)    The entire equity held by Tian Liang in the Company will be settled in accordance with the Exclusive Call Option Agreement dated June 24, 2020, the Equity Pledge Agreement dated June 24, 2020 and the Exclusive Management Services and Business Cooperation Agreement dated June 24, 2020 signed by Tian Liang, the Company, other shareholders of the Company and Tianjin Hongen Perfect Future Education Technology Co., Ltd. (“WFOE”). Such equity is under the control of WFOE;

(2)    The entire equity held by Tian Liang in the Company will be settled in accordance with the Power of Attorney issued by Tian Liang to WFOE on June 24, 2020,

I confirm that I am aware of and agree to the signing of the aforesaid Exclusive Call Option Agreement, Equity Pledge Agreement, Exclusive Management Services and Business Cooperation Agreement and Power of Attorney (hereinafter collectively referred to as the “Transaction Documents”) by Tian Liang and the disposal of the corresponding equity of the Company in accordance with the requirements of the Transaction Documents. I undertake neither to take any action at any time to hinder the disposal of the above equity, nor to claim any rights in regard to the above equity, including but not limited to claiming that the above equity of the Company is attributed to me and Tian Liang as common property of husband and wife.

I further confirm that Tian Liang needs no further authorization or consent from me for the fulfillment of all the above Transaction Documents and the further modification or termination of any of the Transaction Documents. I undertake to sign all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are properly implemented.

I agree and undertake that I shall be bound by the Transaction Documents (as amended from time to time) and subject to the obligations under the Transaction Documents (as amended from time to time) as a shareholder of the Company if I, for any reason, have acquired any equity of the Company, and for this purpose, under the request of WFOE, I shall sign a series of written documents with basically the same format and content as the Transaction Documents (as amended from time to time). I further undertake and guarantee that I shall in no circumstances, whether directly or indirectly, proactively or passively, take any action or make any claim or litigation with a contradicting intention against the above arrangements.

[The remainder of this page is intentionally left blank]

(This page is the signature page of the Letter of Consent)

Zhang Yuehong

/s/ Zhang Yuehong